SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 25, 1997
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THE FIRST REPUBLIC CORPORATION OF AMERICA
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(Exact name of registrant as specified in its charter)

Delaware                             0-1437                 13-1938454
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(State or other jurisdiction        (Commission             (IRS Employer
  of Incorporation)                   File Number)           Identification No.)

302 Fifth Avenue, New York, NY 10001
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(Address of principal executive offices)

Registrant's telephone number, including area code (212) 279-6100
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ITEM 2. Acquisition or disposition of assets

On November 25, 1997, the company and its partners sold the two nursing homes owned by them in Jersey City and Rochelle Park, New Jersey and the Senior Citizen Residence/Adult Day Care Center adjacent to the Rochelle Park Facility for an aggregate purchase price of $32,250,000. The purchaser is an unaffiliated owner/operator of other New Jersey health care facilities, having no material relationship to the registrant or any of its affiliates, directors, officers, or associates of any of them. The assets sold included all of the real estate, buildings, improvements, furniture, fixtures and equipment of the facilities; the consideration for the sale was arrived at in arms-length negotiations between the parties and their representatives.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                    THE FIRST REPUBLIC CORPORATION OF AMERICA
                                   Registrant

Date: December 5, 1997                      /s/ Stephen L. Bernstein
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                                            Stephen L. Bernstein
                                            Vice President